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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) JANUARY 26, 2000


                              HUDSON UNITED BANCORP
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             (Exact name of Registrant as Specified in its Charter)


                                   NEW JERSEY
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                 (State or Other Jurisdiction of Incorporation)


                    001-08660                     22-2405746
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            (Commission File Number)   (IRS Employer Identification No.)


               1000 MACARTHUR BOULEVARD, MAHWAH, NEW JERSEY, 07430
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                    (Address of principal executive offices)


                                 (201) 236-2600
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              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS


      As previously reported by Hudson United Bancorp ("Hudson") on its Current Report on Form 8-K dated November 30, 1999, filed December 15, 1999 (the "December 8-K"), pursuant to an Agreement and Plan of Merger dated June 28, 1999 (the "JeffBanks Merger Agreement"), JeffBanks, Inc. ("JeffBanks") was merged with and into Hudson as of November 30, 1999 (the "JeffBanks Merger"). In accordance with the JeffBanks Merger Agreement (and including anti-dilution adjustments as a result of Hudson's 3% stock dividend declared as of December 1,
1999) each share of common stock, $1.00 par value, of JeffBanks was converted into the right to receive .9785 shares of the common stock, no par value, of Hudson. The JeffBanks Merger was accounted for as a "pooling of interests" under generally accepted accounting principles. As a result of the JeffBanks Merger, approximately 9.4 million shares of Hudson common stock were issued in exchange for JeffBanks common stock.

      Also, as previously reported by Hudson on the December 8-K, pursuant to an Agreement and Plan of Merger dated June 28, 1999 (the "Southern Merger Agreement"), Southern Jersey Bancorp of Delaware, Inc. ("Southern") was merged with and into Hudson as of November 30, 1999 (the "Southern Merger"). In accordance with the Southern Merger Agreement (and including anti-dilution adjustments as a result of Hudson's 3% stock dividend declared as of December 1,
1999) each share of common stock, $1.67 par value, of Southern was converted into the right to receive 1.2978 shares of the common stock, no par value, of Hudson. The Southern Merger was accounted for as a "pooling of interests" under generally accepted accounting principles. As a result of the Southern Merger, approximately 1.3 million shares of Hudson common stock were issued in exchange for Southern common stock.

      The following consolidated financial statements of Hudson restate Hudson's historical consolidated financial statements as of and for the three years ended December 31, 1998 to reflect the JeffBanks Merger and the Southern Merger, and are filed as Exhibit 99 hereto. These consolidated financial statements are intended to supercede the supplemental consolidated financial statements of Hudson previously included under Item 5 in the December 8-K:

            1. Management's Discussion and Analysis for the three years ended December 31, 1998, 1997 and 1996.

            2. Consolidated Balance Sheets as of December 31, 1998 and 1997.

            3. Consolidated Statements of Income for the three years ended December 31, 1998, 1997 and 1996.

            4. Consolidated Statements of Changes in Stockholders' Equity for the three years ended December 31, 1998, 1997 and 1996.

            5. Consolidated Statement of Cash Flows for the three years ended December 31, 1998, 1997 and 1996.

            6. Notes to the Consolidated Financial Statements as of December 31, 1999 and 1998 and for the three years ended December 31, 1998, 1997 and 1996.

            The report of Arthur Andersen LLP, independent accountants, on the consolidated financial statements of Hudson as of December 31, 1998 and 1997 and for the three years ended December 31, 1998 is filed herewith as part of Exhibit 99 and the related consent is filed herewith as Exhibit 23. Both the opinion and the consent are incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial Statements of Businesses Acquired.

              Not Applicable

         (b)  Unaudited Pro Forma Combined Condensed Financial Information.

              Not Applicable

         (c)  Exhibits:

              23  Consent of Independent Public Accountants of Hudson.

              27  Restated Financial Data Schedule

              99 Combined Consolidated Financial Information of Hudson as of December 31, 1998 and 1997 and for the three years ended December 31, 1998.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                HUDSON UNITED BANCORP

Dated: January 25, 2000                By: /s/ D. LYNN VAN BORKULO-NUZZO
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                                               D. Lynn Van Borkulo-Nuzzo
                                               Executive Vice President and
                                               Corporate Secretary

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                                INDEX TO EXHIBITS


         Exhibit No.   Description
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             23     Consent of Independent Public Accountants of Hudson.

             27     Restated Financial Data Schedule

             99 Combined Consolidated Financial Information of Hudson as of December 31, 1998 and 1997 and for the three years ended December 31, 1998